UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
________________________________________________
FORM 8-K
________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 24, 2019
MASIMO CORPORATION
(Exact name of registrant as specified in its charter)
________________________________________________

DE				001-33642		33-0368882
(State or other jurisdiction of incorporation)				(Commission File Number)		(IRS Employer Identification No.)
52 Discovery	Irvine	,	CA			92618
(Address of Principal Executive Offices)						(Zip Code)
				(949)	297-7000
Registrant’s telephone number, including area code:
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MASI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company		☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.
On October 24, 2019, the Board of Directors (the “Board”) of Masimo Corporation (the “Company”) adopted the Second Amended and Restated Bylaws of the Company, effective as of such date (the “Amended Bylaws”), to add the Proxy Access Bylaw and the Forum Provision, each as defined below.
Proxy Access Bylaw
The Amended Bylaws permit eligible stockholders to be able to nominate candidates for election to the Company’s Board in accordance with procedures providing for proxy access (the “Proxy Access Bylaw”). The Proxy Access Bylaw may be used by an eligible stockholder, or a group of up to 20 eligible stockholders, who has continuously owned at least 3% of the outstanding shares of the Company’s common stock for at least the three years before, and including the day of the submission of the proxy access notice, who continues to hold the qualifying minimum number of shares through the date of the applicable annual meeting of stockholders, provided that the eligible stockholder(s) and the director nominee(s) satisfy the requirements specified in the Proxy Access Bylaw. The Proxy Access Bylaw further provides that an eligible stockholder, or a group of eligible stockholders, may nominate up to the greater of (i) 25% of the total number of directors who are members of the Board as of the last day on which a proxy access notice may be submitted, or (ii) two directors, subject to reduction in the event a director has been elected to the Board through proxy access at one of the two immediately preceding annual meetings of the Company’s stockholders.
The Amended Bylaws also contain conforming and clarifying changes related to the notice requirements for director nominations by stockholders at meetings of stockholders.
The Proxy Access Bylaw will first become available in connection with the Company’s 2020 annual meeting of stockholders.
Exclusive Forum Provision
Pursuant to the exclusive forum provision (the “Forum Provision”), unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee or stockholder of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the General Corporation Law of the State of Delaware (the “DGCL”), the certificate of incorporation or the Amended Bylaws or as to which the DGCL confers jurisdiction on the Court of Chancery of the State of Delaware, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a state or federal court located within the State of Delaware, in all cases subject to the court’s having personal jurisdiction over the indispensable parties named as defendants. However, the Forum Provision provides that, notwithstanding the foregoing, any action asserting claims under the Securities Act of 1933, as amended, may be brought in state or federal court, subject to applicable law.
The foregoing descriptions are qualified in their entirety by reference to the full text of the Amended Bylaws, which is attached hereto as Exhibit 3.1.

Item 9.01.	Financial Statements and Exhibits.
(d) The following items are filed as exhibits to the Current Report on Form 8-K.

Exhibit No.	Description
3.1	Second Amended and Restated Bylaws of Masimo Corporation
104	104 Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: October 30, 2019	By:	/s/ MICAH YOUNG
Micah Young
Executive Vice President, Chief Financial Officer
(Principal Financial Officer)